Exhibit 23.1

                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              216 SIXTEENTH STREET
                                    SUITE 600
                             DENVER, COLORADO 80202

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the use of our report dated March 31, 2004 of SRKP 1, Inc. and to the reference made to our firm under the caption "Experts" included in or made part of this Form SB-2.


                                AJ. ROBBINS, P.C.

                                CERTIFIED PUBLIC ACCOUNTANTS

DENVER, COLORADO
NOVEMBER 15, 2004